Exhibit 17

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

VIRTUAL MEETING

at the following Website:

https://meetnow.global/M5YSR7R,

on February 4 at 10:00 a.m.

Eastern Time

To participate in the Virtual Meeting,

enter the 14-digit control number from

the shaded box on this card.

Please detach at perforation before mailing.

PROXY	BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.

JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 4, 2022

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

COMMON SHARES

The undersigned hereby appoints John M. Perlowski and Jay M. Fife, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of BlackRock MuniYield New Jersey Fund, Inc. (“MYJ”) that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of MYJ to be held on Friday, February 4, 2022 at 10:00 a.m. (Eastern time) (the “Fund Joint Special Meeting”), and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Fund Joint Special Meeting and otherwise to represent the undersigned at the Fund Joint Special Meeting with all powers possessed by the undersigned if personally present at the Fund Joint Special Meeting. Because of our concerns regarding the coronavirus disease (COVID-19) pandemic, the Fund Joint Special Meeting will be held in a virtual meeting format only, at the following Website: https://meetnow.global/M5YSR7R. To attend and participate in the virtual Fund Joint Special Meeting enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Fund Joint Special Meeting. The undersigned hereby acknowledges receipt of the Joint Proxy Statement/Prospectus, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Fund Joint Special Meeting.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

MYJ_32392_120721

xxxxxxxxxxxxxx	code

Exhibit 17

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Shareholders on February 4, 2022.

The Joint Proxy Statement/Prospectus and Proxy card for this meeting are available at:

https://www.proxy-direct.com/blk-32392

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSAL.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

Proposal

FOR	AGAINST	ABSTAIN

1A. The common shareholders and holders of Variable Rate Demand Preferred Shares (“VRDP Shares” and the holders thereof, “VRDP Holders”) of MYJ are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between MYJ and BlackRock MuniHoldings New Jersey Quality Fund, Inc. (the “Acquiring Fund” and such Agreement and Plan of Reorganization, the “Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of MYJ’s assets and the assumption by the Acquiring Fund of substantially all of MYJ’s liabilities in exchange solely for newly issued common shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VRDP Holders, respectively, of MYJ, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VRDP Holders in respect of their common shares and VRDP Shares, respectively, and (ii) the termination by MYJ of its registration under the Investment Company Act of 1940, as amended, and the liquidation, dissolution and termination of MYJ in accordance with its Charter and Maryland law (the “Reorganization”).

☐	☐	☐

Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code
xxxxxxxxxxxxxx	MYJ 32392	xxxxxxxx

Exhibit 17

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

VIRTUAL MEETING

at the following Website:

https://meetnow.global/M5YSR7R,

on February 4 at 10:00 a.m.

Eastern Time

To participate in the Virtual Meeting,

enter the 14-digit control number from

the shaded box on this card.

Please detach at perforation before mailing.

PROXY	BLACKROCK MUNIHOLDINGS NEW JERSEY QUALITY FUND, INC.

JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 4, 2022

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

COMMON SHARES

The undersigned hereby appoints John M. Perlowski and Jay M. Fife, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of BlackRock MuniHoldings New Jersey Quality Fund, Inc. (“MUJ” or the “Acquiring Fund”) that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of MUJ to be held on Friday, February 4, 2022 at 10:00 a.m. (Eastern time) (the “Fund Joint Special Meeting”), and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Fund Joint Special Meeting and otherwise to represent the undersigned at the Fund Joint Special Meeting with all powers possessed by the undersigned if personally present at the Fund Joint Special Meeting. Because of our concerns regarding the coronavirus disease (COVID-19) pandemic, the Fund Joint Special Meeting will be held in a virtual meeting format only, at the following Website: https://meetnow.global/M5YSR7R. To attend and participate in the virtual Fund Joint Special Meeting enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Fund Joint Special Meeting. The undersigned hereby acknowledges receipt of the Joint Proxy Statement/Prospectus, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Fund Joint Special Meeting.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

MUJ_32392_120721

xxxxxxxxxxxxxx	code

Exhibit 17

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Shareholders on February 4, 2022.

The Joint Proxy Statement/Prospectus and Proxy card for this meeting are available at:

https://www.proxy-direct.com/blk-32392

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSAL.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

Proposal

FOR	AGAINST	ABSTAIN

  2.  The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the Reorganization Agreement.

☐	☐	☐

Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code
xxxxxxxxxxxxxx	MUJ 32392	xxxxxxxx